SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 2, 2004 (JULY 29, 2004)

                         COMMISSION FILE NUMBER 0-25356

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                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                                       77-0289371
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

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Item 7. Financial Statements and Exhibits.

See attached Exhibit Index.

Item 12. Disclosure of Results of Operations and Financial Results.

      On July 29, 2004, P-Com (the "Registrant") issued a press release to report its financial results for its second quarter ended June 30, 2004. Also, on that date, the Registrant held an investor conference call where management delivered prepared remarks relating to the Registrant's financial condition and results from operations for the quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and a copy of the transcript is attached hereto as Exhibit 99.2. Both Exhibits are incorporated herein in their entirety by reference.

      The information contained herein and in the accompanying Exhibit 99.1 and
Exhibit 99.2 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-1 and Form S-8. Except as provided in the previous sentence, the information in this
Item 12, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

      (c) Exhibits

              Number                 Description of Document
              ------------------------------------------------------------------
              99.1 Press release of P-Com, Inc. dated July 29, 2004 to report its financial results for its second quarter ended June 30, 2004.


              99.2 Transcript of P-Com, Inc. investor conference call dated July 29, 2004.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. P-COM, INC.


                                        By:  /s/ Daniel W. Rumsey
                                             -----------------------------------
                                             Daniel W. Rumsey
                                             Acting Chief Financial Officer and
                                             Vice President (Principal Financial
                                             and Accounting Officer)

Date: August 2, 2004


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                                  EXHIBIT INDEX

         Exhibit  Number                             Description
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         Exhibit 99.1      Press release of P-Com,  Inc.  dated July 29, 2004 to
                           report its financial results for its second quarter ended June 30, 2004.

         Exhibit 99.2 Transcript of P-Com, Inc. investor conference call dated June 29, 2004.